UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: August 11, 2000

                            First Financial Bancorp
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 0-12499

          California                                             94-28222858
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

701 South Ham Lane, Lodi, California                                95242
(Address of principal executive offices)                          (Zip Code)

                                 (209)-367-2000
              (Registrant's telephone number, including area code)

                                       NA
                 (Former name or if changed since last report.)

Item 5.  Other Events

Press release on the following article:

1.   First Financial Bancorp announces second quarter operating results



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:         08/09/00                        FIRST FINANCIAL BANCORP
     --------------------------                    (Registrant)


                                             /s/ Allen R. Christenson

                                             By:
                                                 Allen R. Christenson
                                                 Senior Vice President
                                                 Chief Financial Officer